BOSTON FINANCIAL TAX CREDIT FUND PLUS,
 A Limited Partnership

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Boston Financial Tax Credit Fund Plus (the “Fund”) on Form 10-Q for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Principal Executive Officer and Principal Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

                                                                                                                                                                                              /s/Kenneth J. Cutillo
                                                                                                                                                                                                 Kenneth J. Cutillo
                                                                                                                                                                                                 Principal Executive Officer and
                                                                                                                                                                                                 Principal Financial Officer
                                                                                                                                                                                                 Arch Street VIII, Inc., as
                                                                                                                                                                                                 Managing General Partner of
                                                                                                                                                                                                 Boston Financial Tax Credit Fund Plus,
                                                                                                                                                                                                 A Limited Partnership

                                                                                                                                                                                                 Date:      August 16, 2010

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.